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                           COLUMBIA FUNDS SERIES TRUST
              Columbia California Intermediate Municipal Bond Fund
                Columbia Georgia Intermediate Municipal Bond Fund
               Columbia Maryland Intermediate Municipal Bond Fund
            Columbia North Carolina Intermediate Municipal Bond Fund
            Columbia South Carolina Intermediate Municipal Bond Fund
               Columbia Virginia Intermediate Municipal Bond Fund

                                   (THE FUNDS)

     SUPPLEMENT DATED MAY 15, 2007 TO THE PROSPECTUSES DATED AUGUST 1, 2006


     Effective immediately, the prospectuses for all share classes of the Funds are hereby supplemented by adding the following as the last bullet point under the heading "Principal risks and other things to consider" that appears in the description of each Fund:

     - POTENTIAL TAXABILITY RISK -- The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service
          (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.



















INT-47/131704-0507